                                                                   EXHIBIT 99.12

[LOGO] POPULAR                 PRELIMINARY SAMPLE                         [LOGO]
       ABS, INC.(SM)           POPULAR ABS 2005-5                           FBR

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.


If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY

                                                                            Weighted
                                                                 Weighted    Average
                                              Current    Pct by   Average     Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross  Remaining   Average   Average
Current Principal Balance ($)   Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                               ------  --------------  --------  --------  ---------  --------  --------
0.01 -- 50,000.00                   2       95,944.44      0.08     8.722        359     76.19       644
50,000.01 -- 100,000.00           130   10,623,611.74      8.31     7.036        358     79.63       631
100,000.01 -- 150,000.00          184   23,100,894.81     18.07     7.068        358     79.94       638
150,000.01 -- 200,000.00          127   22,011,383.88     17.21     6.807        358     80.00       637
200,000.01 -- 250,000.00           80   17,664,046.76     13.81     6.787        358     79.93       651
250,000.01 -- 300,000.00           54   14,819,736.28     11.59     6.856        358     80.00       648
300,000.01 -- 350,000.00           42   13,664,436.98     10.69     6.695        358     80.00       652
350,000.01 -- 400,000.00           21    8,016,706.96      6.27     6.846        358     78.54       677
400,000.01 -- 450,000.00           19    8,046,718.75      6.29     6.769        358     79.45       656
450,000.01 -- 500,000.00            9    4,284,965.60      3.35     7.113        358     79.39       673
500,000.01 -- 550,000.00            5    2,624,907.43      2.05     6.647        358     80.00       665
550,000.01 -- 600,000.00            4    2,289,136.94      1.79     7.216        359     80.00       731
600,000.01 -- 650,000.00            1      629,779.20      0.49     6.690        356     80.00       632
                               ------  --------------  --------  --------  ---------  --------  --------
Total:                            678  127,872,269.77    100.00     6.879        358     79.80       649
                               ======  ==============  ========  ========  =========  ========  ========


Min: $46,973.52
Max: $629,779.20
Average: $188,602.17

                                                                 Weighted
                                                      Weighted    Average
                                   Current    Pct by   Average     Stated  Weighted  Weighted
                      # of       Principal      Curr     Gross  Remaining   Average   Average
Current Gross Rate   Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                    ------  --------------  --------  --------  ---------  --------  --------
4.500 -- 4.999           3      803,889.83      0.63     4.990        358     80.00       636
5.000 -- 5.499           3      655,719.15      0.51     5.401        359     80.00       670
5.500 -- 5.999          28    5,701,599.29      4.46     5.868        359     79.80       652
6.000 -- 6.499         131   25,256,361.29     19.75     6.310        358     79.99       649
6.500 -- 6.999         259   50,948,227.96     39.84     6.759        358     79.96       647
7.000 -- 7.499         138   25,644,520.32     20.05     7.266        358     79.61       655
7.500 -- 7.999          80   14,545,554.09     11.38     7.706        358     79.38       646
8.000 -- 8.499          19    2,623,230.82      2.05     8.197        359     78.50       621
8.500 -- 8.999          13    1,248,939.86      0.98     8.667        358     79.64       619
9.000 -- 9.499           2      248,769.40      0.19     9.193        359     85.24       612
9.500 -- 9.999           2      195,457.76      0.15     9.756        358     80.00       685
                    ------  --------------  --------  --------  ---------  --------  --------
Total:                 678  127,872,269.77    100.00     6.879        358     79.80       649
                    ======  ==============  ========  ========  =========  ========  ========


Min: 4.990
Max: 9.990
Weighted Average: 6.879

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY

                                                         Weighted
                                              Weighted    Average
                           Current    Pct by   Average     Stated  Weighted  Weighted
              # of       Principal      Curr     Gross  Remaining   Average   Average
FICO         Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
            ------  --------------  --------  --------  ---------  --------  --------
550 -- 574       3      867,917.93      0.68     6.722        358     80.00       567
575 -- 599      86   11,961,228.04      9.35     7.001        358     79.90       591
600 -- 624     158   25,882,822.15     20.24     6.967        358     79.89       613
625 -- 649     191   35,315,733.62     27.62     6.880        358     79.87       636
650 -- 674     117   25,788,099.32     20.17     6.784        358     79.74       659
675 -- 699      55   11,508,435.99      9.00     6.886        358     79.50       687
700 -- 724      39    8,143,583.40      6.37     6.619        358     79.99       708
725 -- 749      14    3,084,530.47      2.41     6.842        358     80.00       736
750 -- 774      10    3,697,699.94      2.89     7.083        358     78.80       764
775 -- 799       4    1,327,043.37      1.04     7.161        358     80.00       787
800 -- 824       1      295,175.54      0.23     6.390        357     80.00       803
            ------  --------------  --------  --------  ---------  --------  --------
Total:         678  127,872,269.77    100.00     6.879        358     79.80       649
            ======  ==============  ========  ========  =========  ========  ========

Min: 566
Max: 803
NZ Weighted Average: 649

                                                             Weighted
                                                  Weighted    Average
                               Current    Pct by   Average     Stated  Weighted  Weighted
                  # of       Principal      Curr     Gross  Remaining   Average   Average
Original LTV     Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                ------  --------------  --------  --------  ---------  --------  --------
65.00 -- 69.99       3      233,605.21      0.18     7.827        358     68.21       618
70.00 -- 74.99       6    1,896,772.88      1.48     7.346        359     70.50       675
75.00 -- 79.99      19    2,661,156.87      2.08     7.233        358     77.68       648
80.00 -- 80.00     649  122,950,303.90     96.15     6.860        358     80.00       648
90.00 -- 94.99       1      130,430.91      0.10     9.150        359     90.00       619
                ------  --------------  --------  --------  ---------  --------  --------
Total:             678  127,872,269.77    100.00     6.879        358     79.80       649
                ======  ==============  ========  ========  =========  ========  ========


Min: 67.47
Max: 90.00
Weighted Average: 79.80
%>80: 0.10
%>90: 0.00
%>95: 0.00

                                                                                 Weighted
                                                                      Weighted    Average
                                                   Current    Pct by   Average     Stated  Weighted  Weighted
                                      # of       Principal      Curr     Gross  Remaining   Average   Average
Original CLTV incl. Silent Seconds   Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                                    ------  --------------  --------  --------  ---------  --------  --------
80.01 -- 84.99                           2      175,743.41      0.14     8.037        358     67.66       616
85.00 -- 89.99                           2      753,132.89      0.59     7.011        359     74.78       594
90.00 -- 94.99                          15    4,904,963.18      3.84     6.993        359     79.02       670
95.00 -- 99.99                          37    9,093,641.95      7.11     6.771        358     79.36       656
100.00>=                               622  112,944,788.34     88.33     6.880        358     79.92       647
                                    ------  --------------  --------  --------  ---------  --------  --------
Total:                                 678  127,872,269.77    100.00     6.879        358     79.80       649
                                    ======  ==============  ========  ========  =========  ========  ========

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY

                                                                     Weighted
                                                          Weighted    Average
                                       Current    Pct by   Average     Stated  Weighted  Weighted
                          # of       Principal      Curr     Gross  Remaining   Average   Average
Original Term (months)   Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                        ------  --------------  --------  --------  ---------  --------  --------
360                        678  127,872,269.77    100.00     6.879        358     79.80       649
                        ------  --------------  --------  --------  ---------  --------  --------
Total:                     678  127,872,269.77    100.00     6.879        358     79.80       649
                        ======  ==============  ========  ========  =========  ========  ========

Min:360
Max:360
Weighted Average: 360

                                                                             Weighted
                                                                  Weighted    Average
                                               Current    Pct by   Average     Stated  Weighted  Weighted
                                  # of       Principal      Curr     Gross  Remaining   Average   Average
Stated Remaining Term (months)   Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                                ------  --------------  --------  --------  ---------  --------  --------
301 -- 360                         678  127,872,269.77    100.00     6.879        358     79.80       649
                                ------  --------------  --------  --------  ---------  --------  --------
Total:                             678  127,872,269.77    100.00     6.879        358     79.80       649
                                ======  ==============  ========  ========  =========  ========  ========

Min: 354
Max: 360
Weighted Average:358

                                                        Weighted
                                             Weighted    Average
                          Current    Pct by   Average     Stated  Weighted  Weighted
FRM          # of       Principal      Curr     Gross  Remaining   Average   Average
ARM         Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
           ------  --------------  --------  --------  ---------  --------  --------
ARM           678  127,872,269.77    100.00     6.879        358     79.80       649
           ------  --------------  --------  --------  ---------  --------  --------
Total:        678  127,872,269.77    100.00     6.879        358     79.80       649
           ======  ==============  ========  ========  =========  ========  ========

                                                                  Weighted
                                                       Weighted    Average
                                    Current    Pct by   Average     Stated  Weighted  Weighted
                       # of       Principal      Curr     Gross  Remaining   Average   Average
Product               Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                     ------  --------------  --------  --------  ---------  --------  --------
ARM 2/28                384   60,251,937.82     47.12     6.919        358     79.89       643
ARM 2/28 -- 60mo IO     189   43,554,386.12     34.06     6.889        358     79.94       653
ARM 3/27                 61   12,117,648.34      9.48     6.863        358     79.54       653
ARM 3/27 -- 60mo IO      24    6,961,085.31      5.44     6.713        358     78.45       658
ARM 5/25                 13    3,126,656.17      2.45     6.673        359     80.00       656
ARM 5/25 -- 60mo IO       7    1,860,556.01      1.46     6.431        359     80.00       651
                     ------  --------------  --------  --------  ---------  --------  --------
Total:                  678  127,872,269.77    100.00     6.879        358     79.80       649
                     ======  ==============  ========  ========  =========  ========  ========

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY

                                                                                        Weighted
                                                                             Weighted    Average
                                                          Current    Pct by   Average     Stated  Weighted  Weighted
                                             # of       Principal      Curr     Gross  Remaining   Average   Average
Prepayment Penalty Original Term (months)   Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                                           ------  --------------  --------  --------  ---------  --------  --------
0                                             136   25,750,199.23     20.14     7.053        358     79.97       654
6                                               1       67,761.50      0.05     8.740        358     80.00       576
12                                             41   12,592,820.89      9.85     6.966        359     79.69       667
24                                            404   70,165,513.90     54.87     6.807        358     79.94       645
36                                             75   15,024,700.63     11.75     6.892        358     78.89       645
60                                             21    4,271,273.62      3.34     6.682        359     80.00       641
                                           ------  --------------  --------  --------  ---------  --------  --------
Total:                                        678  127,872,269.77    100.00     6.879        358     79.80       649
                                           ======  ==============  ========  ========  =========  ========  ========

Loans with Penalty: 79.86

                                                         Weighted
                                              Weighted    Average
                           Current    Pct by   Average     Stated  Weighted  Weighted
              # of       Principal      Curr     Gross  Remaining   Average   Average
Lien         Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
            ------  --------------  --------  --------  ---------  --------  --------
First Lien     678  127,872,269.77    100.00     6.879        358     79.80       649
            ------  --------------  --------  --------  ---------  --------  --------
Total:         678  127,872,269.77    100.00     6.879        358     79.80       649
            ======  ==============  ========  ========  =========  ========  ========


                                                                 Weighted
                                                      Weighted    Average
                                   Current    Pct by   Average     Stated  Weighted  Weighted
                      # of       Principal      Curr     Gross  Remaining   Average   Average
Documentation Type   Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                    ------  --------------  --------  --------  ---------  --------  --------
SI                     369   76,136,219.07     59.54     7.049        358     79.77       664
Full Doc               305   50,302,181.82     39.34     6.616        358     79.84       626
Alt Doc                  3    1,250,020.00      0.98     7.121        357     80.00       623
Lite Doc                 1      183,848.88      0.14     6.990        359     80.00       626
                    ------  --------------  --------  --------  ---------  --------  --------
Total:                 678  127,872,269.77    100.00     6.879        358     79.80       649
                    ======  ==============  ========  ========  =========  ========  ========

                                                                  Weighted
                                                       Weighted    Average
                                    Current    Pct by   Average     Stated  Weighted  Weighted
                       # of       Principal      Curr     Gross  Remaining   Average   Average
Loan Purpose          Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                     ------  --------------  --------  --------  ---------  --------  --------
Purchase                458   86,678,533.04     67.79     6.913        358     79.84       654
Cashout Refinance       200   38,411,260.86     30.04     6.812        358     79.69       638
Rate/Term Refinance      20    2,782,475.87      2.18     6.739        359     80.00       620
                     ------  --------------  --------  --------  ---------  --------  --------

Total:                  678  127,872,269.77    100.00     6.879        358     79.80       649
                     ======  ==============  ========  ========  =========  ========  ========

                                                                     Weighted
                                                          Weighted    Average
                                       Current    Pct by   Average     Stated  Weighted  Weighted
                          # of       Principal      Curr     Gross  Remaining   Average   Average
Property Type            Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                        ------  --------------  --------  --------  ---------  --------  --------
Single Family Detached     599  110,564,750.60     86.46     6.871        358     79.78       648
Condominium                 57   10,676,370.44      8.35     6.942        358     79.87       647
Duplex                      21    6,038,011.80      4.72     6.876        359     80.00       647
Triplex                      1      593,136.93      0.46     7.250        359     80.00       764
                        ------  --------------  --------  --------  ---------  --------  --------
Total:                     678  127,872,269.77    100.00     6.879        358     79.80       649
                        ======  ==============  ========  ========  =========  ========  ========


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY

                                                                 Weighted
                                                      Weighted    Average
                                   Current    Pct by   Average     Stated  Weighted  Weighted
                      # of       Principal      Curr     Gross  Remaining   Average   Average
Occupancy Type       Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                    ------  --------------  --------  --------  ---------  --------  --------
Owner-Occupied         672  126,740,390.36     99.11     6.869        358     79.83       648
Non-Owner Occupied       6    1,131,879.41      0.89     8.063        359     76.07       743
                    ------  --------------  --------  --------  ---------  --------  --------
Total:                 678  127,872,269.77    100.00     6.879        358     79.80       649
                    ======  ==============  ========  ========  =========  ========  ========


                                                             Weighted
                                                  Weighted    Average
                               Current    Pct by   Average     Stated  Weighted  Weighted
                  # of       Principal      Curr     Gross  Remaining   Average   Average
State            Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                ------  --------------  --------  --------  ---------  --------  --------
California          66   21,234,991.69     16.61     6.811        357     80.00       659
Florida             82   17,153,439.55     13.41     6.951        358     79.59       652
Michigan           102   13,386,846.78     10.47     6.884        359     80.00       638
New York            21    7,726,214.92      6.04     6.770        359     79.49       659
Arizona             42    6,927,086.86      5.42     7.065        359     79.88       649
Maryland            25    6,920,095.22      5.41     7.016        358     78.52       656
Illinois            29    6,504,758.92      5.09     7.004        358     79.82       684
Virginia            19    5,101,705.12      3.99     6.838        358     79.85       651
Ohio                29    3,996,858.77      3.13     6.725        359     79.88       632
Missouri            30    3,521,625.64      2.75     7.046        359     79.90       624
Indiana             31    3,464,120.11      2.71     6.908        358     79.92       627
Massachusetts       13    3,234,920.80      2.53     6.933        358     79.98       649
Nevada              12    2,998,120.77      2.34     6.663        358     80.00       662
North Carolina      17    2,696,252.27      2.11     6.501        358     80.00       631
Wisconsin           21    2,646,086.34      2.07     7.197        359     80.00       643
Georgia             17    2,497,989.79      1.95     6.764        358     79.82       642
Colorado            16    2,377,215.43      1.86     6.842        358     80.00       641
Washington          12    2,348,009.53      1.84     6.818        358     80.00       641
New Jersey           6    1,627,828.11      1.27     6.893        359     80.00       652
Kentucky            11    1,617,201.59      1.26     6.325        359     79.76       631
Kansas              16    1,593,325.87      1.25     7.182        358     79.70       624
Alabama             10    1,366,165.33      1.07     7.328        359     80.00       630
Oregon               7    1,160,205.34      0.91     6.644        358     80.00       657
Tennessee           12    1,121,467.97      0.88     6.517        358     80.00       626
Connecticut          5      778,008.03      0.61     6.974        359     80.00       630
Utah                 5      760,429.19      0.59     7.525        359     80.00       633
Delaware             2      622,629.53      0.49     4.990        358     80.00       628
South Carolina       5      496,930.87      0.39     7.331        359     82.62       640
Pennsylvania         4      435,559.13      0.34     6.728        359     80.00       621
Nebraska             2      277,725.77      0.22     7.854        359     80.00       630
New Mexico           2      277,172.91      0.22     6.964        358     80.00       595
Rhode Island         2      267,865.63      0.21     6.347        359     80.00       657
Iowa                 1      256,000.00      0.20     6.540        359     80.00       648
New Hampshire        1      214,223.91      0.17     6.990        359     80.00       597
Oklahoma             2      205,330.28      0.16     7.255        358     80.00       605
Idaho                1       57,861.80      0.05     7.190        357     69.88       626
                ------  --------------  --------  --------  ---------  --------  --------
Total:             678  127,872,269.77    100.00     6.879        358     79.80       649
                ======  ==============  ========  ========  =========  ========  ========

Top 3 Zip Code: 92563(1.29093%),91913(1.19790%),11221(0.59325%)
Number of States: 36

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY

                                                             Weighted
                                                  Weighted    Average
                               Current    Pct by   Average     Stated  Weighted  Weighted
                  # of       Principal      Curr     Gross  Remaining   Average   Average
Gross Margin     Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                ------  --------------  --------  --------  ---------  --------  --------
1.500 -- 1.999       1      230,969.40      0.18     5.990        359     80.00       633
2.000 -- 2.499       1      262,950.26      0.21     6.250        359     80.00       653
2.500 -- 2.999       1      238,987.52      0.19     6.590        359     79.73       682
3.000 -- 3.499       1      259,571.68      0.20     6.990        358     80.00       629
3.500 -- 3.999       4    1,466,685.35      1.15     7.545        359     71.67       696
4.000 -- 4.499       7    1,663,546.53      1.30     6.909        357     80.00       719
4.500 -- 4.999      15    3,218,316.45      2.52     6.192        358     79.87       646
5.000 -- 5.499      23    5,106,099.50      3.99     5.961        359     80.00       651
5.500 -- 5.999     174   37,150,599.32     29.05     6.598        357     79.88       656
6.000 -- 6.499     187   33,744,649.53     26.39     6.735        359     79.99       646
6.500 -- 6.999     134   24,815,951.85     19.41     7.225        359     79.89       649
7.000 -- 7.499      56    8,446,954.77      6.61     7.495        359     79.91       635
7.500 -- 7.999      49    8,103,396.79      6.34     7.322        359     79.34       632
8.000 -- 8.499      17    2,052,673.35      1.61     8.222        359     80.49       608
8.500 -- 8.999       6      988,220.14      0.77     8.141        359     79.83       614
9.000 -- 9.499       2      122,697.33      0.10     8.722        358     79.36       583
                ------  --------------  --------  --------  ---------  --------  --------
Total:             678  127,872,269.77    100.00     6.879        358     79.80       649
                ======  ==============  ========  ========  =========  ========  ========

Min (>0): 1.930
Max: 9.000
Weighted Average (>0):6.288

                                                                    Weighted
                                                         Weighted    Average
                                      Current    Pct by   Average     Stated  Weighted  Weighted
                         # of       Principal      Curr     Gross  Remaining   Average   Average
Minimum Interest rate   Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                       ------  --------------  --------  --------  ---------  --------  --------
4.500 -- 4.999              4      914,289.83      0.72     5.076        358     80.00       640
5.000 -- 5.499             11    2,713,391.76      2.12     6.005        358     80.00       645
5.500 -- 5.999             53   10,517,787.84      8.23     6.193        358     79.89       650
6.000 -- 6.499            149   31,061,673.98     24.29     6.524        358     79.99       651
6.500 -- 6.999            221   42,552,612.27     33.28     6.805        358     79.90       648
7.000 -- 7.499            123   22,053,634.30     17.25     7.277        358     79.54       653
7.500 -- 7.999             86   14,209,152.65     11.11     7.667        358     79.37       648
8.000 -- 8.499             15    1,974,691.26      1.54     8.100        359     79.24       618
8.500 -- 8.999             14    1,626,266.48      1.27     8.420        358     79.73       607
9.000 -- 9.499              2      248,769.40      0.19     9.193        359     85.24       612
                       ------  --------------  --------  --------  ---------  --------  --------
Total:                    678  127,872,269.77    100.00     6.879        358     79.80       649
                       ======  ==============  ========  ========  =========  ========  ========

Min (>0): 4.700
Max: 9.240
Weighted Average (>0)6.758

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY

                                                                   Weighted
                                                        Weighted    Average
                                     Current    Pct by   Average     Stated  Weighted  Weighted
                        # of       Principal      Curr     Gross  Remaining   Average   Average
Maximum Interest Rate  Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                       -----  --------------  --------  --------  ---------  --------  --------
10.500 -- 10.999           3      803,889.83      0.63     4.990        358     80.00       636
11.000 -- 11.499           3      655,719.15      0.51     5.401        359     80.00       670
11.500 -- 11.999          17    3,441,178.21      2.69     5.947        359     79.67       651
12.000 -- 12.499          31    7,098,670.52      5.55     6.309        359     80.00       638
12.500 -- 12.999          80   16,633,580.73     13.01     6.654        359     80.00       639
13.000 -- 13.499         140   26,901,396.34     21.04     6.627        358     79.81       656
13.500 -- 13.999         219   41,439,648.50     32.41     6.909        358     79.76       649
14.000 -- 14.499         105   17,487,987.86     13.68     7.341        358     79.78       651
14.500 -- 14.999          52    8,040,376.29      6.29     7.738        358     79.79       649
15.000 -- 15.499          11    1,429,672.09      1.12     8.325        358     79.93       618
15.500 -- 15.999           8      913,984.52      0.71     8.906        358     80.00       623
16.000 -- 16.499           1      118,338.49      0.09     9.240        359     80.00       605
16.500 -- 16.999           5    2,134,928.47      1.67     6.750        359     80.00       671
17.000 -- 17.499           3      772,898.77      0.60     7.039        359     74.91       601
                       -----  --------------  --------  --------  ---------  --------  --------
Total:                   678  127,872,269.77    100.00     6.879        358     79.80       649
                       =====  ==============  ========  ========  =========  ========  ========

Min (>0): 10.990
Max: 17.390
Weighted Average (>0): 13.601

                                                                        Weighted
                                                            Weighted    Average
                                         Current    Pct by   Average     Stated  Weighted  Weighted
                            # of       Principal      Curr     Gross  Remaining   Average   Average
Initial Periodic Rate Cap  Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                           -----  --------------  --------  --------  ---------  --------  --------
1.500                          7    1,633,599.68      1.28     7.003        358     80.00       643
2.000                          2      432,000.00      0.34     7.241        358     80.00       660
3.000                        669  125,806,670.09     98.38     6.876        358     79.80       649
                           -----  --------------  --------  --------  ---------  --------  --------
Total:                       678  127,872,269.77    100.00     6.879        358     79.80       649
                           =====  ==============  ========  ========  =========  ========  ========

Min (>0): 1.500
Max: 3.000
Weighted Average (>0): 2.977

                                                                          Weighted
                                                               Weighted    Average
                                            Current    Pct by   Average     Stated  Weighted  Weighted
                               # of       Principal      Curr     Gross  Remaining   Average   Average
Subsequent Periodic Rate Cap  Loans         Balance  Prin Bal    Coupon       Term  Orig LTV      FICO
                              -----  --------------  --------  --------  ---------  --------  --------
1.000                           590  108,537,195.78     84.88     6.896        358     79.79       645
1.500                            21    3,986,274.51      3.12     6.765        358     80.00       647
2.000                            67   15,348,799.48     12.00     6.793        357     79.79       671
                              -----  --------------  --------  --------  ---------  --------  --------
Total:                          678  127,872,269.77    100.00     6.879        358     79.80       649
                              =====  ==============  ========  ========  =========  ========  ========

Min (>0): 1.000
Max: 2.000
Weighted Average (>0): 1.136

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.